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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21724

AGIC International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2011

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Semi-Annual Report

August 31, 2010

AGIC International & Premium Strategy Fund
(formerly Nicholas-Applegate International & Premium Strategy Fund)

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  1

Dear Shareholder:

The extraordinary global stock market rally that began in the spring of 2009 generally sputtered to an end during the fiscal six-month period ended August 31, 2010. After peaking in the Spring of this year, prices began to fall, in some cases rather sharply. By the end of the reporting period, investor fear and market volatility – which had faded during the long rally – were back and a significant portion of previously hard-fought gains had been reversed.

The Six Months in Review
For the fiscal six-month period ended August 31, 2010, AGIC International & Premium Strategy Fund (formerly Nicholas-Applegate International & Premium Strategy Fund) declined 3.63% on net asset value (“NAV”) and 3.30% on market price. The Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE”) declined 3.04% in U.S. dollar terms. The unmanaged MSCI EAFE index is generally representative of stocks in developed countries outside the U.S. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, fell 4.04% and the Barclays Capital Global U.S. Treasury Bond Index advanced 6.60% during the period.

In Europe, selling was sparked by concerns that the Greek government might default on its debt. This sovereign debt problem quickly migrated to Spain and Portugal, resulting in sharp drops in both the continent’s principal currency, the Euro, and in equity markets. The European Union and International Monetary Fund came to the rescue with a bailout plan equivalent to approximately $1 trillion, although some critics believed this action as merely delaying a permanent fix to these fiscal woes.

Across the English Channel, Britain, although not a member of the Euro zone, experienced issues of its own. Pointing out that more is spent paying interest on the debt than on schools, new Prime Minister David Cameron warned of severe belt-tightening in the years ahead. British stocks fell sharply during the first part of the six-month fiscal period before regaining their footing.

The European selloff was mirrored by similar declines in Asia, notably in Japan. Prices hit low points for the year during the summer, dragged down by political uncertainty at home and by a cooling off of neighboring China’s

2  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

economy – which, according to the Financial Times, has now surpassed the United States as Japan’s most important export market.

Positioned To Face Today’s Challenges
There is no question that the global economic recovery has weakened considerably during the past few months. Rock-bottom interest rates and the growing tendency to implement austerity measures are limiting the ability of many governments to take any meaningful action to stimulate their economies. For investors, this suggests continued volatility and uncertainty. Although the global equity selloff during the past few months has resulted, in certain respects, in more attractive valuations. We therefore believe that with careful investment research, investment opportunities can be identified.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  3

AGIC International & Premium Strategy Fund	Fund Insights
August 31, 2010 (unaudited)

•	For the fiscal six-month period ended August 31, 2010, AGIC International & Premium Strategy Fund declined 3.63% on NAV and 3.30% on market price.

•

Equity markets experienced multiple directional changes during the reporting period. Improved access to capital and stable-to-improving corporate profits contributed to investor optimism, while lingering concerns about Europe and the sustainability of the global economic recovery fueled pessimism.

•

Stock selection decisions in the technology, utilities and industrials sectors detracted from performance. Security selection in the financials and health care sectors benefited performance, as did an overweighting of telecommunications companies.

•

Concerns over deceleration of the global recovery caused weakness in the economically sensitive technology sector. Fund positions in Nokia, Mitsumi Electric and Aixtron declined during the reporting period. Shares of mobile phone handset maker Nokia fell early in the period when the company reduced its profit guidance and reported that it would be delayed in introducing smart-phone products to compete with the Blackberry and iPhone. Shares of semiconductor maker Mitsumi fell when one of the company’s manufacturing plants in northern China was forced closed by striking workers.

•

Among utilities and industrials companies, shares of Australian engineering and infrastructure company Downer EDI fell in the period as expectations for growth diminished and reported earnings disappointed investors. The company provides technical and operational management services for mining, public works and rail projects and installations.

•

Fund positions in the financials sector benefited returns. Shares of U.K.-based Old Mutual advanced as the company continued to execute on plans to sharpen its focus on core operations and sell peripheral companies and properties, including Nedbank, a highly valued South African institution. The Fund’s position in Hong Kong real estate developer Hong Lung advanced during the reporting period on the strength of favorable reports of profits and strong sales of newly built homes.

•

In health care, the Fund’s position in SSL International paced returns as the company’s shares advanced on news of its impending sale to Reckitt Benckiser. SSL manufactures Durex condoms and Scholl sandals.

•	Volatility in European and Japanese equities spiked at the beginning of May from March lows and then fell into a range, creating opportunities for covered call-writing on a tactical basis.

4  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Performance & Statistics
August 31, 2010 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	(3.30)%	(3.63)%
1 Year	5.45%	(1.65)%
5 Year	3.60%	0.85%
Commencement of Operations (4/29/05) to 8/31/10	2.79%	2.04%

Market Price/NAV Performance:
Commencement of Operations (4/29/05) to 8/31/10

Market Price/NAV:
Market Price	$13.48
NAV	$12.85
Premium to NAV	4.90%
Market Price Yield(2)	11.87%

Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends and distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at August 31, 2010.

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  5

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
COMMON STOCK—96.2%
	Australia—8.2%
	Biotechnology—2.9%
123,948	CSL Ltd.	$3,645,360
	Commercial Banks—1.7%
47,574	Commonwealth Bank of Australia	2,139,035
	Commercial Services & Supplies—0.5%
189,217	Downer EDI Ltd.	671,668
	Food & Staples Retailing—0.7%
33,495	Woolworths Ltd.	828,280
	Metals & Mining—2.4%
55,687	BHP Billiton Ltd.	1,848,302
18,601	Newcrest Mining Ltd.	619,765
9,801	Rio Tinto Ltd.	615,793
		3,083,860
	Belgium—0.9%
	Chemicals—0.5%
25,259	Tessenderlo Chemie NV	714,448
	Oil, Gas & Consumable Fuels—0.4%
27,391	Euronav NV	478,919
	Denmark—0.6%
	Construction & Engineering—0.5%
9,950	FLSmidth & Co. A/S	586,151
	Electrical Equipment—0.1%
4,800	Vestas Wind Systems A/S (c)	177,993
	Finland—1.5%
	Auto Components—0.3%
13,200	Nokian Renkaat Oyj	378,000
	Communications Equipment—1.2%
178,126	Nokia Oyj	1,522,249
	France—6.3%
	Automobiles—0.3%
14,943	Peugeot S.A. (c)	391,624
	Commercial Banks—1.4%
27,495	BNP Paribas	1,708,325
	Diversified Telecommunication Services—1.9%
118,394	France Telecom S.A. (b)	2,413,585
	Electric Utilities—0.3%
9,219	Electricite de France S.A.	367,342
	Electrical Equipment—0.7%
19,616	Alstom S.A.	934,584
	Media—0.4%
21,394	Vivendi S.A.	497,820
	Oil, Gas & Consumable Fuels—1.3%
36,497	Total S.A. (b)	1,702,592

6  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
	Germany—6.0%
	Automobiles—0.8%
21,187	Daimler AG (c)	$1,028,019
	Chemicals—1.4%
34,176	K&S AG	1,787,110
	Diversified Financial Services—0.8%
15,459	Deutsche Boerse AG	943,961
	Electric Utilities—0.9%
38,991	E.ON AG	1,097,564
	Multi-Utilities—0.8%
16,213	RWE AG	1,064,284
	Pharmaceuticals—0.8%
17,065	Bayer AG	1,043,932
	Semiconductors & Semiconductor Equipment—0.5%
11,500	Aixtron AG	284,829
63,199	Infineon Technologies AG (c)	351,483
		636,312
	Greece—0.3%
	Commercial Banks—0.3%
29,019	National Bank of Greece S.A. (c)	361,346
	Hong Kong—3.6%
	Airlines—0.8%
425,000	Cathay Pacific Airways Ltd.	1,054,101
	Diversified Financial Services—0.4%
734,000	First Pacific Co., Ltd.	547,156
	Real Estate Management & Development—2.4%
204,000	Hang Lung Group Ltd.	1,230,759
159,500	Kerry Properties Ltd.	804,722
592,000	New World Development Ltd.	954,865
		2,990,346
	Ireland—0.1%
	Insurance—0.1%
48,618	Irish Life & Permanent Group Holdings PLC (c)	89,393
	Italy—2.0%
	Electric Utilities—1.0%
271,908	Enel SpA	1,294,100
	Oil, Gas & Consumable Fuels—1.0%
66,956	Eni SpA	1,326,785
	Japan—17.5%
	Auto Components—0.4%
29,200	Tokai Rika Co., Ltd.	454,825
	Automobiles—1.3%
48,300	Toyota Motor Corp.	1,639,395
	Beverages—0.4%
34,000	Kirin Holdings Co., Ltd.	470,024

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  7

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
	Japan—(continued)
	Building Products—0.8%
29,500	Daikin Industries Ltd.	$1,006,276
	Commercial Banks—0.6%
81,900	Resona Holdings, Inc.	809,386
	Construction & Engineering—0.5%
73,000	Kinden Corp.	643,457
	Consumer Finance—0.3%
46,500	Promise Co., Ltd.	362,741
	Diversified Telecommunication Services—1.6%
48,700	Nippon Telegraph & Telephone Corp.	2,094,987
	Electronic Equipment, Instruments & Components—0.3%
27,500	Mitsumi Electric Co., Ltd.	385,239
	Leisure Equipment & Products—2.2%
50,200	Heiwa Corp.	621,120
23,000	Nikon Corp.	383,481
36,200	Sankyo Co., Ltd.	1,832,035
		2,836,636
	Machinery—1.6%
301,000	Hino Motors Ltd.	1,326,214
36,500	Shima Seiki Manufacturing Ltd.	683,432
		2,009,646
	Marine—2.5%
133,000	Kawasaki Kisen Kaisha Ltd.	495,553
147,000	Mitsui OSK Lines Ltd.	924,447
450,000	Nippon Yusen KK	1,734,095
		3,154,095
	Multiline Retail—0.3%
88,500	Daiei, Inc. (c)	359,585
	Pharmaceuticals—0.6%
11,200	Astellas Pharma, Inc.	386,949
19,700	Daiichi Sankyo Co., Ltd.	393,777
		780,726
	Road & Rail—0.4%
8,600	East Japan Railway Co.	556,445
	Software—0.3%
1,300	Nintendo Co., Ltd.	360,570
	Tobacco—0.2%
81	Japan Tobacco, Inc.	251,755
	Trading Companies & Distributors—2.3%
545,900	Sojitz Corp.	878,503
184,300	Sumitomo Corp. (b)	2,112,272
		2,990,775

8  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
	Japan—(continued)
	Wireless Telecommunication Services—0.9%
140	KDDI Corp.	$675,494
282	NTT DoCoMo, Inc.	478,083
		1,153,577
	Norway—4.1%
	Chemicals—2.0%
63,200	Yara International ASA	2,528,436
	Commercial Banks—2.1%
247,600	DnB NOR ASA	2,724,699
	Singapore—1.0%
	Airlines—0.9%
99,000	Singapore Airlines Ltd.	1,105,501
	Transportation Infrastructure—0.1%
72,270	Singapore Airport Terminal Services Ltd.	149,078
	Spain—7.9%
	Commercial Banks—2.4%
260,361	Banco Santander S.A.	3,040,566
	Construction & Engineering—0.3%
9,343	ACS Actividades Construcciones y Servicios S.A.	387,961
	Diversified Telecommunication Services—3.8%
218,195	Telefonica S.A. (b)	4,836,594
	Electric Utilities—0.9%
162,409	Iberdrola S.A.	1,142,930
	Insurance—0.5%
226,669	Mapfre S.A.	650,052
	Sweden—2.5%
	Commercial Banks—0.7%
95,400	Nordea Bank AB	853,175
	Personal Products—0.9%
20,850	Oriflame Cosmetics S.A.	1,091,456
	Tobacco—0.9%
50,600	Swedish Match AB	1,166,974
	Switzerland—8.0%
	Chemicals—0.7%
3,892	Syngenta AG	897,443
	Electrical Equipment—1.5%
101,818	ABB Ltd. (c)	1,967,757
	Food Products—0.7%
16,827	Nestle S.A.	870,957
	Insurance—2.9%
16,732	Zurich Financial Services AG	3,722,654
	Pharmaceuticals—1.4%
12,695	Roche Holdings AG	1,724,194

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  9

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
	Switzerland—(continued)
	Textiles, Apparel & Luxury Goods—0.8%
3,280	Swatch Group AG	$1,053,470
	United Kingdom—25.7%
	Aerospace & Defense—0.2%
56,269	BAE Systems PLC	253,865
	Beverages—1.7%
130,071	Diageo PLC	2,118,701
	Capital Markets—0.2%
53,500	ICAP PLC	335,459
	Commercial Banks—2.3%
98,123	Barclays PLC	451,439
133,443	Royal Bank of Scotland Group PLC (b)(c)	90,567
88,325	Standard Chartered PLC	2,363,727
		2,905,733
	Food & Staples Retailing—1.6%
462,495	WM Morrison Supermarkets PLC (b)	2,055,055
	Food Products—2.8%
135,323	Unilever PLC	3,572,622
	Industrial Conglomerates—0.1%
17,062	Cookson Group PLC (c)	109,414
	Insurance—1.7%
760,522	Old Mutual PLC	1,481,115
227,246	Standard Life PLC	708,208
		2,189,323
	Machinery—0.6%
84,128	Charter International PLC	786,058
	Metals & Mining—3.2%
32,097	Anglo American PLC	1,147,205
67,080	BHP Billiton PLC	1,874,531
22,080	Rio Tinto PLC	1,112,935
		4,134,671
	Oil, Gas & Consumable Fuels—5.1%
302,677	BP PLC (c)	1,750,525
	Royal Dutch Shell PLC (b),
76,148	Class A	2,020,965
104,798	Class B	2,676,668
		6,448,158
	Pharmaceuticals—0.4%
25,592	GlaxoSmithKline PLC	478,595
	Road & Rail—0.7%
331,510	Stagecoach Group PLC	874,509
	Tobacco—2.2%
59,293	British American Tobacco PLC	2,013,290
27,934	Imperial Tobacco Group PLC	770,399
		2,783,689

10  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Schedule of Investments
August 31, 2010 (unaudited)

Shares		Value
	United Kingdom—(continued)
	Wireless Telecommunication Services—2.9%
1,536,950	Vodafone Group PLC (b)	$3,698,126

	Total Common Stock (cost-$214,071,995)	122,484,259

Principal Amount (000s)
	Repurchase Agreement —3.5%
$4,432	State Street Bank & Trust Co., dated 8/31/10, 0.01%, due 9/1/10, proceeds $4,432,001; collateralized by Freddie Mac, 5.25%, due 4/18/16, valued at $4,523,075, including accrued interest (cost—$4,432,000)	4,432,000

	Total Investments before call options written
	(cost-$218,503,995)—99.7%	126,916,259

CALL OPTIONS WRITTEN (c)—(0.1)%

Contracts
	Dow Jones Euro STOXX 50 Index (OTC),
8,955	strike price € 2,743, expires 9/17/10	(166,783)
	Nikkei 225 Index (OTC),
190,400	strike price ¥9,687, expires 9/10/10	(353)
	Total Call Options Written (premiums received—$348,185)	(167,136)
	Total Investments net of call options written
	(cost-$218,155,810) (a)—99.6%	126,749,123
	Other assets less other liabilities—0.4%	560,713
	Net Assets—100%	$127,309,836

Notes to Schedule of Investments:

(a)

Securities with an aggregate value of $120,070,674, representing 94.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Non-income producing.

Glossary:

€ — Euro
¥ — Japanese Yen
OTC — Over the Counter

See accompanying Notes to Financial Statements | 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  11

AGIC International & Premium Strategy Fund	Statement of Assets and Liabilities
August 31, 2010 (unaudited)

Assets:
Investments, at value (cost—$218,503,995)	$126,916,259
Cash (including foreign currency of $225,984 with a cost of $226,566)	227,616
Dividends and interest receivable (net of foreign withholding taxes)	393,815
Tax reclaim receivable	185,876
Prepaid expenses	12,009
Total Assets	127,735,575

Liabilities:
Call options written, at value (premiums received—$348,185)	167,136
Investment management fees payable	110,980
Accrued expenses	147,623
Total Liabilities	425,739
Net Assets	$127,309,836

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,910,089 shares issued and outstanding)	$99
Paid-in-capital in excess of par	226,481,594
Dividends in excess of net investment income	(7,120,789)
Accumulated net realized loss	(649,231)
Net unrealized depreciation of investments, call options written and foreign currency transactions	(91,401,837)
Net Assets	$127,309,836
Net Asset Value Per Share	$12.85

12  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Statement of Operations
Six Months ended August 31, 2010 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $313,149)	$2,829,242
Interest, Facility and other fee income	928
Total Investment Income	2,830,170

Expenses:
Investment management fees	670,519
Custodian and accounting agent fees	76,170
Shareholder communications	36,546
Audit and tax services	32,127
Transfer agent fees	16,987
New York Stock Exchange listing fees	12,750
Trustees’ fees and expenses	10,112
Legal fees	6,394
Insurance expense	2,382
Miscellaneous	2,562
Total Expenses	866,549
Less: custody credits earned on cash balances	(24)
Net Expenses	866,525

Net Investment Income	1,963,645

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	600,240
Call options written	(163,576)
Foreign currency transactions	17,062
Net change in unrealized appreciation/depreciation of:
Investments	(7,229,366)
Call options written	(77,309)
Foreign currency transactions	4,461
Net realized and change in unrealized loss on investments, call options written
and foreign currency transactions	(6,848,488)
Net Decrease in Net Assets Resulting from Investment Operations	$ (4,884,843)

See accompanying Notes to Financial Statements | 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  13

AGIC International & Premium Strategy Fund	Statement of Changes in Net Assets

	Six Months ended August 31, 2010 (unaudited)	Year ended February 28, 2010
Investment Operations:
Net investment income	$1,963,645	$2,912,958
Net realized gain (loss) on investments, call options written and
foreign currency transactions	453,726	(552,272)
Net change in unrealized appreciation/depreciation of investments,
call options written and foreign currency transactions	(7,302,214)	45,152,392
Net increase (decrease) in net assets resulting from investment operations	(4,884,843)	47,513,078

Dividends and Distributions to Shareholders from:
Net investment income	(9,069,907)	(2,950,923)
Net realized gains	—	(6,076,054)
Return of capital	—	(8,977,447)
Total dividends and distributions to shareholders	(9,069,907)	(18,004,424)

Common Share Transactions:
Reinvestment of dividends and distributions	905,423	1,027,268
Total increase (decrease) in net assets	(13,049,327)	30,535,922

Net Assets:
Beginning of period	140,359,163	109,823,241
End of period (including dividends in excess of net investment
income of $(7,120,789) and $(14,527), respectively)	$127,309,836	$140,359,163

Shares Issued in Reinvestment of Dividends and Distributions	66,069	68,236

14 AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies
AGIC International & Premium Strategy Fund, formerly known as Nicholas-Applegate International & Premium Strategy Fund (the “Fund”), was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund also employs strategy of writing (selling) call options primarily on equity indexes in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs

 | 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  15

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)
based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended August 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Options Contracts — Options contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

16  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)
A summary of the inputs used at August 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 8/31/10

Investments in Securities – Assets
Common Stock:
France	$2,413,585	$5,602,287	—	$8,015,872
All Other	—	114,468,387	—	114,468,387
Repurchase Agreement	—	4,432,000	—	4,432,000

Total Investments in Securities – Assets	$2,413,585	$124,502,674	—	$126,916,259

Investments in Securities – Liabilities
Call Options Written, at value:
Market Price	—	$(167,136)	—	$(167,136)

Total Investments	$2,413,585	$124,335,538	—	$126,749,123

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2010.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date of the Fund, using reasonable diligence, becomes aware of such dividends. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at August 31, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividend and/or distributions to shareholders from return of capital. At August 31, 2010, it is anticipated that the Fund will have a return of capital at year end.

(f) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  17

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)
rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements
The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Principal Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, foreign currency and credit risks.

To the extent the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as

18  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

2. Principal Risks (continued)
unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative contract amounts and values as of August 31, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Fund’s derivatives activities during the reporting period.

(a) Option Transactions

The Fund purchases and writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments at August 31, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  19

AGIC International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2010 (unaudited)

3. Financial Derivative Instruments (continued)
The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at August 31, 2010:

Location	Market Price

Liability derivatives:
Call options written, at value	$(167,136)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2010:

Location	Market Price

Net realized loss on:
Call options written	$(163,576)

Net change in unrealized appreciation/depreciation of:
Call options written	$(77,309)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Effective August 25, 2010, the Sub-Advisory Agreement between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) was novated from NACM to AGIC, the indirect parent of NACM.

The novation coincided with a larger corporate reorganization transferring the advisory business of NACM and Oppenheimer Capital LLC (“OCC”) to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from both NACM and OCC, and the transaction in August 2010 marked the last step in the full integration of these business under a single name and corporate entity.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities for the six months ended August 31, 2010, were $16,725,472 and $26,941,471, respectively.

(a) Transactions in options written for the six months ended August 31, 2010:

	Contracts	Premiums

Options outstanding, February 28, 2010	239,390	$333,292
Options written	597,185	1,422,470
Options terminated in closing purchase transactions	(87,175)	(856,106)
Options expired	(550,045)	(551,471)

Options outstanding, August 31, 2010	199,355	$348,185

6. Income Tax Information

The cost basis of portfolio securities of $218,503,995 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $6,919; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $91,594,655; and net unrealized depreciation for federal income tax purposes is $91,587,736.

20  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Notes to Financial Statements/
August 31, 2010 (unaudited)	Changes to Investment Policy

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager and the Sub Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events
On September 10, 2010, a quarterly dividend of $0.40 per share was declared to shareholders, payable on September 29, 2010 to shareholders of record on September 20, 2010.

Changes to Investment Policy

On June 29, 2010 the Fund announced certain changes with respect to the Fund’s option writing strategy (the “Option Strategy”). Specifically, in implementing the Fund’s option writing strategies, the Sub-Adviser will “sell” or “write” call options on stocks held in the Fund’s international equity portfolio and on equity indexes. When the Fund writes a call option on an individual stock held in the international equity portfolio, it will generally do so with respect to approximately 70% of the value of the position, and when it writes a call option on an equity index, the face or notional amount of the index subject to the option will generally be equal to approximately 70% of the value of the corresponding securities in the international equity portfolio. Therefore, if the Fund determines to write call options on all or substantially all of the securities held in the international equity portfolio, it is expected that the Fund will have written call options positions with respect to approximately 70% of the aggregate value of the international equity portfolio. However, the extent of the Fund’s use of the Option Strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options (whether they be on individual stocks and/or or on equity indexes) with respect to only a portion, or none, of the securities held in the international equity portfolio.

The Fund’s Option Strategy, to the extent utilized, is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Fund’s Option Strategy will achieve its objectives.

There are various risks associated with the Option Strategy, including that the Fund forgoes, during the life of a written call option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund (in the case of an index option, to the extent the performance of the index is correlated with the corresponding securities held by the Fund) with respect to which the option was written above the sum of the premium and the strike price of the call. Therefore, the Option Strategy generally limits the Fund’s ability to benefit from the full upside potential of its equity holdings, while the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The use of written call options by the Fund also potentially involves correlation, liquidity, valuation, tax and other risks.

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  21

AGIC International & Premium Strategy Fund	Financial Highlights
For a share outstanding throughout each period:

	Six Months ended August 31, 2010 (unaudited)						For the Period April 29, 2005* through February 28, 2006
			Year ended
			February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007

Net asset value, beginning of period	$14.26		$11.23	$21.75	$28.52	$27.35	$23.88	**
Investment Operations:
Net investment income	0.20		0.31	0.48	0.49	0.33	0.16
Net realized and change in unrealized
gain (loss) on investments, call options
written and foreign currency transactions	(0.69)		4.56	(8.93)	(1.48)	4.77	4.81
Total from investment operations	(0.49)		4.87	(8.45)	(0.99)	5.10	4.97
Dividends and Distributions to
Shareholders from:
Net investment income	(0.92)		(0.31)	(0.46)	(0.48)	(1.11)	(0.12)
Net realized gains	—		(0.62)	(1.61)	(5.29)	(2.82)	(1.33)
Return of capital	—		(0.91)	—	(0.01)	—	—
Total dividends and distributions
to shareholders	(0.92)		(1.84)	(2.07)	(5.78)	(3.93)	(1.45)
Common Share Transactions:
Offering costs charged to paid-in
capital in excess of par	—		—	—	—	—	(0.05)
Net asset value, end of period	$12.85		$14.26	$11.23	$21.75	$28.52	$27.35
Market price, end of period	$13.48		$14.89	$9.48	$20.81	$30.45	$24.64
Total Investment Return(1)	(3.30)%		80.96%	(48.14)%	(14.25)%	42.23%	4.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$127,310		$140,359	$109,823	$212,627	$277,930	$262,668
Ratio of expenses to average
net assets (2)	1.29	%(3)	1.32%	1.32%	1.25%	1.22%	1.19	%(3)
Ratio of net investment income to
average net assets	2.93	%(3)	2.11%	2.70%	1.78%	1.12%	0.79	%(3)
Portfolio turnover	13%		36%	152%	179%	203%	192%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale of a common share at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(h) in Notes to Financial Statements).
(3)	Annualized.

22  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Annual Shareholder Meeting Results/Changes to Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 21, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of James A. Jacobson - Class II to serve until 2013	8,600,899	104,752
Re-election of R. Peter Sullivan III* - Class II to serve until 2013	8,594,306	111,345
Election of Alan Rappaport - Class III to serve until 2011	8,595,662	109,989

Messrs. Paul Belica, Hans E. Kertess, John C. Maney† and William B. Ogden, IV continue to serve as Trustees of the Fund.

*	R. Peter Sullivan III retired from the Fund’s Board of Trustees effective July 31, 2010.
†	Interested Trustee.

Changes to Board of Trustees:

Robert E. Connor served as a Trustee of the Fund until his death on April 8, 2010.

Effective June 22, 2010, the Fund’s Board of Trustees appointed Alan Rappaport as a Trustee.

R. Peter Sullivan, III retired from the Fund’s Board of Trustees effective July 31, 2010.

Effective September 21, 2010, the Fund’s Board of Trustees appointed Bradford K. Gallagher as a Class II Trustee to serve until 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  23

AGIC International & Premium Strategy Fund	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, annually approve the continuance of the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment in Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took

24  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

AGIC International & Premium Strategy Fund	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund provided by Lipper is small, consisting of a total of four non-leveraged closed-end funds, not including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $71 million to $137.8 million, and that all of the funds are smaller in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of four funds in the expense peer group for actual management fees and fourth out of four funds for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked fourth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Fund outperformed its benchmark and had second quintile performance for the one-year period ended March 31, 2010 against a peer group of thirty seven funds. The Trustees also noted that the Fund had fifth quintile performance for the three-year period ended March 31, 2010 against a peer group of thirty one funds.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

| 8.31.10 | AGIC International & Premium Strategy Fund Semi-Annual Report  25

AGIC International & Premium Strategy Fund	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

26  AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.10 |

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Adviser
Allianz Global Investors Capital LLC 600 West Broadway, 30th Floor San Diego, CA 92101

Custodian & Accounting Agent
State Street Bank & Trust Co. 225 Franklin Street Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon P.O. Box 43027 Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel
Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ604SA_083110

Table of Contents

ITEM 2. CODE OF ETHICS

(A) N/A

(B) The CODE OF ETHICS PURUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINICIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (THE “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics is included as an exhibit Exhibit 99.CODE ETH hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

Table of Contents

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AGIC International & Premium Strategy Fund

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date October 29, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date October 29, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date October 29, 2010